Exhibit 99.1
1

While For a discussion of the Securities and performance NuStar Energy L.P’s and Forward Looking Statements estimates, predictions, projections, assumptions or other future certain of those risks, please read “Risk Factors” in Item 1A of 2

This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties. these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any suggested in this report. These forward-looking statements can generally be identified by the words “anticipates,” “believes,” “expects,” “plans,” “intends,” “estimates,” “forecasts,” “budgets,” “projects,” “will,” “could,” “should,” “may” and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. NuStar GP Holdings, LLC’s respective annual reports on Form 10-K for the year ended December 31, 2007 and subsequent quarterly reports as filed with Exchange Commission. Presenter* Curt Anastasio Mike Pesch Mike Pesch Ron Corun Mike Stone Dan Statile (10 minutes) (15 minutes) Agenda 3

(10 minutes) (10 minutes) (15 minutes) (5 minutes) Basics of Crude Oil & Refining Coker Expansions & Impact on Asphalt Supply Plant Overviews (20 minutes) Bios of management team can be found in the appendix Topic Introduction Basics of Asphalt Asphalt Market Fundamentals Q&A Concluding Remarks Break/Board Bus for Refinery Tour *

Basics of Crude Oil & Refining Mike Pesch VP of Refining Operations 4 45 WTI LIGHT ARAB LIGHT 40 (More Expensive) ARAB MED. BRENT 35 ARAB HEAVY MARS 30 25 API GRAVITY MAYA 20 NAPO Classification of Crude Oils ALASKA NORTH SLOPE 15 BOSCAN BCF-13 10 (Less Expensive) 5 HEAVY 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 5

Expensive) (Less Expensive) (More Crude Oil Characteristics SOUR CONTENT SULFUR SWEET Light crude oils are easier to process Heavy crude oils are more difficult to process Higher the API number, the lighter the compound Sulfur content of Crude Oil (Sweet vs. Sweet crudes typically have less than 0.5% sulfur Sour crudes have 1.0% or more sulfur Higher sulfur crudes typically require additional processing Crude oils are typically classified and priced by density and sulfur content Density of crude oil commonly measured by API gravity (Heavy vs. Light) Sour) Spread b/w WTI and Venezuelan crudes currently around $35 to $40 per barrel. Boscan ** Jan-08 BCF-13 ** 6

Jan-07 Mexican Maya * Comparative Crude Oil Prices ($ per barrel) WTI * Lower Quality Crudes Less Expensive Jan-06 $140.00 $120.00 $100.00 $80.00 $60.00 $40.00 $20.00 BCF-13 and Boscan crude oils are very low-quality crudes purchased at a deep-discount to sweet crudes (i.e. WTI) and to other heavy-sour crudes (i.e. Mexican Maya) NuStar is receiving significant discounts for the crude oil it is purchasing from Venezuela (i.e. BCF-13 and Boscan crude oils) Crude feedstocks are ideal to run at NuStar’s refineries since they produce a high yield of asphalt Company * Source: Platts ** Source: Final Products Refinery Fuel Gas Propane NGLs Gasoline Gasoline Jet Fuel Kerosene Jet Fuel Diesel Fuel Oil Gasoline Diesel Fuel Oil Gasoline Diesel Fuel Oil Gasoline Diesel Heavy Fuel Oil Asphalt Further Processing Lighter Gasoline Naphtha Kerosene Residual Intermediate Products Propane, Butane and Light Straight Run Atmospheric Gas Oil Vacuum Gas Oil 7

F F F F Core Refining Process F F F 650-950 <90 90-180 180-370 370-500 500-650 >950+ Distillation Tower (Crude Unit) Vacuum Unit Retail Sales (~85%) Governmental Agencies, Paving Contractors & Hot Mix Producers Roofing & Shingle Manufacturers Party rd NuStar Owned & Network of 3 Terminals 80-90% Asphalt Cement Rail Truck Barge Ship 10-20% Roofing Flux Party 8

“On Purpose” rd Refineries Intermediate Products Marketing Asphalt Marketing Simple Asphalt Refining – Sold to 3 Asphalt Imports Naphtha ~3% Yield Marine Diesel Oil ~18% Yield Vacuum Gas Oil ~9% Yield Asphalt ~70% Yield Wholesale Asphalt Sales (~15%) Atmospheric Distillation Tower Vacuum Unit Venezuelan Crude Oil (BCF-13 & Boscan) 30% Gasoline Distillate Diesel Heating Oil Jet Fuel & Other 4% Propane/Butane 34% 32% Heavy Fuel Oil High Octane Gasoline Low Sulfur Kerosene/Jet Fuel Low Sulfur Diesel/Heating Oil Distillate 9

Low Complexity Refinery Propane/Butane Reformer Unit Desulfurizer Gas Oil Heavy Fuel Oil / Residual Low Octane Gasoline & Naphtha High Sulfur Kerosene/Jet Fuel High Sulfur Diesel/Heating Oil Crude Unit TowerDistillation Vacuum Unit Low complexity refineries typically run light/sweet crude oil and produce a higher yield of lower quality products Asphalt typically accounts for a small proportion of the total production from traditional fuels refineries Light/Sweet Crude Oil Distillate Diesel Heating Oil Jet Fuel & Other 8% Propane/Butane 45% Gasoline 27% 24% Heavy Fuel Oil High Octane Gasoline Low Sulfur Kerosene/Jet Fuel Low Sulfur Diesel/Heating Oil Alkylate Unit FCC Gasoline Propane/Butane Reformer Unit Distillate Desulfurizer Alkylation Heavy Fuel Oil / Residual 10

Medium Complexity Refinery Fluid Catalytic Cracker (FCC) Low Octane Gasoline & Naphtha High Sulfur Kerosene/Jet Fuel High Sulfur Diesel/Heating Oil Light Cycle Oil (LCO) Gas Oil Crude Unit TowerDistillation Vacuum Unit Medium complexity refineries typically run more sour crude oils and produce more higher quality products Light/Sour Crude Oil Distillate Diesel Heating Oil Jet Fuel & Other 7% Propane/Butane 58% Gasoline 28% 15% Heavy Fuel Oil Alkylate High Octane Gasoline Kerosene/Jet Fuel Diesel/Heating Oil Hydrocracker Gasoline FCC Gasoline Coke Unit Propane/Butane Reformer Unit Distillate Desulfurizer Alkylation 11

Hydrocracker Coker Unit High Complexity Refinery Fluid Catalytic Cracker (FCC) Kerosene Diesel Light Cycle Oil (LCO) Low Octane Gasoline Light Gas Oil Gas Oil Heavy Fuel Oil Crude Unit TowerDistillation Vacuum Unit High complexity refineries typically run heavier and more sour crude oils and produce the highest yields of lighter/higher value products Medium/Heavy Sour Crude Oil 12 -Jan Spread between coker margins and asphalt margins expected to narrow as coker units come online 11 -Jan 10 -Jan 90 — Jan Margin 80 — is upgraded to lighter/higher value Jan Asphalt 70 12

-Jan to Benefit Asphalt (Dollar per Barrel) 60 — Jan 50 - Coker Margins vs. Asphalt Margins Jan 40 — Strong Coker Margins Expected na Coker Margin J 30 -nJa 20 -na J 10 -na J 00 -na J Allows refineries to run heavier/more sour crude oil which cost significantly less than lighter/sweeter crudes Provide the best margins as the “bottom of the barrel” products like gasoline and distillates $120.00 $100.00 $80.00 $60.00 $40.00 $20.00 $- $(20.00) Strong coker margins continue to incentivize refineries to add coker units As refineries continue to add more coker units, supply of asphalt expected to be “squeezed”, which should result in improved asphalt margins Coker Expansions & Impact on Supply of Asphalt Mike Pesch VP of Refining Operations 13

2015 2014 2013 2012 Less Likely 2011 2010 Probable Coker Unit 2009 (thousands of barrels per day) 2008 U.S. Coker Capacity Increases 2007 Firm 2006 2005 Supply of Asphalt 2004 3,600 3,400 3,200 3,000 2,800 2,600 2,400 2,200 2,000 Refinery Coker Projects Expected to “Squeeze” Materials used in coker would otherwise by usable only 14

With recent high coking margins, many new coker projects and coker expansions are in progress Most are in Mid-Continent region, built to run Western Canadian bitumen production that is ramping up Several Gulf Coast refineries are also building cokers, but generally in conjunction with crude expansions Coking is used to break down the heaviest fractions of crude oil into lighter, higher value products and elemental carbon, or coke as residual fuel or asphalt Results in asphalts and heavy fuel oils being reprocessed into incremental transportation fuels like gasoline and diesel Supply of asphalt expected to decrease and asphalt margins should increase as these residuals are fed into the coker for further processing into lighter products Asphalt demand from The Freedonia Group, Inc.; Global Vacuum Tower Sources: Bottoms Consumption from Purvin & Gertz Global Petroleum Market OutlookMap of U.S. Coker Capacity Projects (Includes firm and probable expansions)Status Complete Complete Complete Complete Complete Complete Firm Probable Firm Probable Firm Firm Probable Probable Firm Firm Probable Probable Probable Firm Firm Probable Probable 15

Start Up Date Feb-07 Aug-07 Nov-07 Feb-08 May-08 May-08 Nov-08 Feb-09 May-09 Feb-10 Feb-10 Aug-10 Aug-10 Nov-10 Nov-10 Feb-11 Feb-11 Feb-11 May-11 May-11 May-11 May-12 May-13 8.0 11.0 11.0 14.3 65.0 15.0 13.0 45.0 30.0 34.0 25.0 — - — - — 180.0 — - 325.0 100.0 876.3 409.3 Announced Crude Capacity (Mbpd) U.S. Coker Capacity Projects Announced Coker Capacity (Mbpd) 2.0 4.3 25.0 15.0 3.0 4.4 20.0 25.0 28.5 37.0 44.0 65.0 11.0 20.0 10.0 25.0 50.0 60.0 29.0 80.0 45.0 20.0 30.0 653.2 467.8 PADD II IV III IV II V IV III II II III II III II III II III III III II III III II Current U.S. Coker Capacity Projects: (Includes firm and probable expansions) Refinery PIRA Refinery Database Coffeyville Resources — Coffeyville, Kansas Frontier — Cheyenne, Wyoming ConocoPhillips - Borger, Texas Cenex — Laurel, Montanna Frontier — El Dorado, Kansas Tesoro — Martinez, California Sinclair – Sinclair, Wyoming Holly — Artesia, New Mexico Sinclair — Tulsa, Oklahoma Marathon - Catlettsburg, Kentucky Marathon — Garyville, Louisiana ConocoPhillips — Wood River, Illinois Hunt - Tuscaloosa, Alabama Marathon — Detroit, Michigan Valero — St. Charles, Lousiana BP/Husky — Toledo, Ohio Atofina Petrochemicals Inc.- Port Arthur, Texas Motiva — Port Arthur, Texas Pasadena Refining System — Pasadena, Texas BP — Whiting, Indiana Valero — Port Arthur, Texas ConocoPhillips — Borger, Texas ConocoPhillips — Wood River, Illinois Total US Expansion Total US Coker Expansion at Asphalt Producing Refineries Highlighted facilities with asphalt production capabilities Source: No. 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 (45.8) (43.7) 29.8 (85.1) (93.4) (thousands of barrels per day) (6.1) (thousands of barrels per day) (2.5) U.S. Net Short ~24 mbpd (31.5) 0.6 (2.9) Expected U.S. Net Short ~257 mbpd 2007 Asphalt Supply/Demand Balance by Region 2012 Asphalt Supply/Demand Balance by Region 16

Coker Additions Expected to Shift . U.S. Asphalt Supply/Demand Balance . market and has historically been supplemented with imports or excess production in Mid-Continent and Gulf Resulting imbalance expected to result in higher call on imports and/or cutting back on coker capacity Poten & Partners; PIRA Refinery East Coast is the tightest asphalt Coast Database, Energy Information Agency U.S. is currently net short asphalt New coker projects primarily in the Gulf Coast and Mid-Continent regions expected to reduce asphalt supply even further Shifting supply/demand balance expected to drive asphalt margins higher Sources: [Graphic Appears Here] U.S. Asphalt Supply 1,808 1,716 (519) (1,387) (748) 870 1,952 (1,082) expected to significantly impact the Global Coker Projects Also Expected toSignificantly Impact 2007-2012 Global Asphalt Supply & Demand (expressed in thousands of asphalt equivalent barrels per day) Purvin & Gertz Global Petroleum Market Outlook, PIRA Refinery Database, Baker & O’Brien Crude Assays, PIRA August 2007 Bottom-of-the-Barrel Study 17

2007 Asphalt Supply and Demand Increased Asphalt Supply due to Crude Quantity/Quality Increased Fuel Oil Demand Firm Expansions in Coker Capacity Probable Expansions in Coker Capacity 2012 Asphalt Supply 2012 Asphalt Demand 2012 Supply Gap Coker projects primarily in the U.S., Latin America and Asia are global asphalt supply from 2007 through 2012 Of the major asphalt consuming countries, U.S. is adding a significant portion of world coker capacity with a smaller portion of crude capacity Global coker capacity coming on through 2012 expected to increase asphalt margins worldwide Sources: Basics of Asphalt Ron Corun Asphalt Technical Services 18

Manager — Roofing Asphalt Emulsified Asphalt Modified Asphalt 8% 8% *Source: Asphalt Institute Manual MS-5 5% 2006 U.S. Usage by Type of Asphalt Asphalt Cement 77% Total Usage of Asphalt = 32,460,617 tons Source: Asphalt Institute Usage Report Cutback/Misc. Asphalt (2%) Asphalt 101 19

“A dark brown to black cementitious Paving Hot Mix Asphalt (HMA) pavements Roofing 61% of roofing market 65% of shingles are used for re-roofing Asphalt – material in which the predominating constituents are bitumens, which occur in nature or are obtained in petroleum processing. Asphalt is a constituent in varying proportions of most crude petroleum and used for paving, roofing, industrial and other special purposes.”* Asphalt is typically expressed in short tons Conversion to barrels is 5.6 barrels per short ton Any grade of asphalt except polymer modified asphalt is considered qualifying income for MLPs Uses of Asphalt – Asphalt Cement Polymer-Modified Asphalt (PMA) Emulsified Asphalts Cutback Asphalts Uses of Asphalt – Residential (Shingles) Commercial (Built-Up Roofing) Asphalt Cement 20

7% liquid asphalt acts as a cushion in the ) 7% after rolling Stiff enough to prevent rutting in hot weather Flexible enough to resist cracking in cold weather trucks (weight, number & speed Asphalt cement is one of the oldest engineering materials Adhesive and waterproofing materials used for numerous applications including primarily paving Asphalt cement is primarily sold to paving contractors and hot mix producers Relatively small component of total hot mix asphalt cost (~30%) Asphalt cement is mixed with hot, dry stone in a plant to produce Hot Mix Asphalt (HMA) Approximately 90% of road paving asphalt in the U.S. is used for HMA HMA typically contains 3% - HMA is placed on the road with a paving machine and is compacted with rollers HMA mix is designed to contain air – flexible pavement 20% air in mix behind paver Reduce to 3% — Asphalt cement specifications require the material be designed and formulated to meet performance standards Climate Traffic – [Graphic Appears Here] federal and choice for highway agencies Asphalt’s Position in Paving Market Approximately 85% of asphalt consumed is used for road paving and approximately 10% used for roofing products Faster construction time (~22 hours/mile for asphalt vs. ~228 hours/mile for concrete) 21

More than 100 million tons of asphalt are consumed worldwide each year Approximately 32 million tons of asphalt paving products are sold each year in the U.S. Over 3,600 hot mix plants located in the U.S. Market Segments Department of Transportation (DOT) City, county & townships Commercial (parking lots, weigh stations, underlayments for rail-line) Channels of Funding Congress reauthorizes a six-year operating budget to give all state DOTs authority to manage state owned roads City, counties, and townships typically have separate funding for their own roadways (i.e. fuel taxes, bonds, vehicle registration fees) HMA competes with Portland Cement Concrete (PCC) as the pavement Cement manufacturers have spent millions of dollars over the last 10 years in an attempt to take 15% of the HMA market share HMA is the pavement material found on the surface of 94% of roads in the U.S. today Asphalt Advantages Over Concrete Lower raw material costs and lower installation costs Carbon footprint of asphalt is 30% of concrete Better life cycle benefits than concrete Paving Market Asphalt is More Economical Than Concrete for Road Construction What are Polymer Modified Asphalts? 22

Quantified Enhanced Performance of Superior Performance by the Mile™ Higher asphalt contents More resistant to moisture damage For heavy traffic loads and volumes Designed to retard the reflective cracking from concrete pavements Formulated for airfield pavements Resists damage from jet fuel spills High Performance Thin Overlay material Designed for city, county and municipal roads and streets Reduced rutting Reduced cracking Improved durability 25% to 100% increase in service life 5 to 10 years increase in service life NuStar Asphalt is on the cutting edge of PMA StellarFlex SP — StellarFlex CR StellarFlex FR FlexGard PMA replaces asphalt cement in an HMA mix Improves Pavement Performance National Study – PMA technology with a complete line of products [Graphic Appears Here] Central Park Damage from horse urine Finished Product NYC will be using StellarFlex FR again this summer NYC – Repaved starting line for NYC Marathon every year for 10 years in a row NuStar’s StellarFlex FR at Work In NYC 23

Central Park NYC – Damage from horse drawn carriages Concentrated wheel loads [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Asphalt Market Fundamentals Mike Stone VP Asphalt Marketing 24

1% Total . 12.7% 10.9% 9.4% 9.1% 6.6% 5.7% 5.4% 3.6% 3.2% 3.2% 30 100.0% % 9 100.0 86.0 74.0 71.4 52.0 45.0 42.5 28.0 25.0 25.0 . 785.8 (Thousands of Barrels per Day) Capacity 236 Top 10 Refiners by Asphalt Capacity (Paramount) NuStar Energy L.P. is the third largest asphalt producer in the U.S. and the largest asphalt producer on the U.S. East Coast Energy Information Administration Company Marathon Valero Energy NuStar Energy L.P. BP Flint Hills ConocoPhillips Alon Sinclair Oil ExxonMobil Murphy Other Total U.S. Source: 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. State of Asphalt Industry 25

Asphalt industry is highly fragmented and regional in nature Considered a niche business with few integrated asphalt-focused refiners that have production, logistics, and wholesale and marketing capabilities such as NuStar’s asphalt business Participants range in size from major oil companies and independent refiners to small family-owned proprietorships NuStar’s competitors include refiners such as BP, ConocoPhillips, Ergon, ExxonMobil, Irving Oil, Marathon and Valero Energy and resellers such as Associated Asphalt and SemMaterials $41.9 2009 Other Receipts 6% Bond Issue Proceeds 10% Other Taxes & Fees 6% Investment Inc. & General Fund Appropriations 15% $40.3 2008 Property Taxes 5% $39.0 2007 & Maintenance** Tolls 4% SAFETEA-LU ($ in billions)* $36.8 2006 Gas Tax 34% Annual Federal Highway Funding Under $35.2 2005 Typical Revenue Sources for Road Construction Vehicle Taxes & Fees 20% Funding for Road Construction 26

National Asphalt Pavement Association Federal funds typically require states to match some portion of the federal contribution as an incentive to spend more on road construction Federal funds have historically accounted for approximately 25% of total highway construction and maintenance spending State, county and local dollars that supplement federal funds increase total public road funding to over $120 billion per year Next administration will need to focus on new highway funding bill in 2009 — Bureau of Transportation Statistics Highway construction expenditures are dependent upon spending by federal, state and local governments and from the private sector Current federal highway funding bill passed in August 2005 (i.e. SAFETEA-LU) apportioned an average of $38.6 billion per year for a total of around $193 billion through 2009 Motor fuel tax and other user fees account for more than half of transportation revenues Higher prices and budget constraints at the state and local level expected to result in lower volumes in 2008 NAPA * Source: ** Source: Sep-08 Oct-08 Nov-08 Dec-08 Total Inventory Aug-08 Intermediate Products (Millions of Barrels) Jul-08 May-08 Jun-08 Asphalt asphalt on East Coat Expected NuStar Energy L.P.’s 2008 Inventory Volumes Associated with Asphalt Business Apr-08 Crude Mar-08 6.0 4.0 2.0 0.0 Asphalt Seasonality &Winter fill Economics Benefit of higher prices realized when inventory is sold/processed 27

Cannot lay asphalt in the Northeast unless the ground temperature is at least 40 degrees F More of a factor for cold weather states on the U.S. East Coast Around $90 per ton for paving and around $85 per ton for roofing NuStar acquired around 5.2 million barrels of inventory for approximately $350 million from CITGO on March 20, 2008 that has increased in value Asphalt demand is seasonally driven by favorable construction weather Highest demand months are between May and October, or warm weather months when most road construction activity in the U.S. takes place Higher inventory build months are from January through April Winter fill Economics Due to decreased demand in winter months, asphalt producers typically minimize production until the beginning of February Average historical price uplifts between draw months and build months have been attractive NuStar has access to extensive storage capacity through owned and third-party terminals to take advantage of producing supply at low prices in the low demand winter months and selling finished asphalt products at higher prices in the peak summer demand season E. EuropeCanada/MexicoLatin AmericaFSU Japan Africa/Mideast Other Asia China Western Europe United States 2015 2012 (Source: PIRA) 2009 2006 World Asphalt Demand Forecast (mbpd) 2003 2000 28

Asphalt Demand 2,500 2,000 1,500 1,000 500 0 Re-roofing projects account for majority of asphalt demand versus new builds U.S. is the largest consumer of asphalt products in the world with around 540 mbpd of asphalt in 2007, or 30% of total world asphalt U.S. asphalt demand expected to grow steadily at just under 1% percent annually Aging highway system, increased focus on preventative road maintenance and increases in total highway miles driven Federal highway funding programs that supplement state funding for road projects Residential and commercial construction U.S. Roofing Demand Drivers Global asphalt demand expected to increase by 2% annually primarily supported by China, Middle East and other developing Asian countries demand U.S. Paving Demand Drivers Bureau of Transportation Statistics 29

Road Conditions in the U.S. *** Source: Major increase in road investment needed to accommodate growing demand on nation’s surface transportation system Approximately 35% of roads are in fair to poor condition* Currently spending around $70 billion annually on highways** Estimated $185 billion required each year to maintain roads in current condition** Estimated $200 billion required to upgrade roads to good condition** Congestion costs American drivers an estimated $63 billion per year in wasted time and fuel costs TRIP National Surface Transportation Policy & Revenue Commission Significant infrastructure needs in the U.S. U.S. is only spending a fraction of what we should to maintain roads Since 1970, highway travel has increased 167%, while road capacity has increased by only 7%*** * Source: ** Source: Dec Nov Oct Sept 5-Year Avg. Aug July 2008 June May 2007 Apr 2008 2006 U.S. Mid-West/Mid-Continent regions PADD I Asphalt Demand (000 barrels) Mar Feb Jan 0 7,000 6,000 5,000 4,000 3,000 2,000 1,000 30

PADD I Asphalt Dec Nov Oct 5-Year Avg. Sep Aug Current Supply & Demand Fundamentals Jul 2008 Jun May 2007 Energy Information Administration Apr Mar 2006 PADD I inventories are over 30% lower than last year’s levels Weak gasoline cracks have resulted in production run cuts in the Competitor in PADD I has discontinued producing asphalt Strong asphalt prices in Canada, Europe and West Africa attracting asphalt supplies Venezuela has not exported any asphalt to the U.S. since January PADD I Asphalt Inventories (000 barrels) Feb Demand for asphalt during the early part of the asphalt season has been slower than expected due to rising construction costs and higher commodity prices However, current reduction in supply is more than offsetting negative impact of reduction in demand Jan Source of data for graphs: 10,000 9,000 8,000 7,000 6,000 5,000 4,000 Dec Nov to $46 per ton in January 2008 but has not Oct annually to U.S. East coast markets supply situation in the PADD I market right of first offer Sep 5-Year Avg. Aug Jul 2008 31

Jun May 2007 Apr 2006 PADD I Asphalt Imports (000 barrels) Mar Asphalt Imports to the U.S. Feb Jan 2,000 1,600 1,200 800 400 0 Shipping rates from Venezuela to the U.S. East Coast are around $30 to $45 per ton Shipping rates from Canada to the U.S. East Coast are around $24 Energy Information Administration Venezuela and Canada have historically been top exporters of asphalt to the U.S. Venezuela has exported on average around 1.2 to 1.6 million tons Canada has exported on average around 0.6 to 1 million tons of asphalt annually to bordering U.S. PADDs Venezuela exported around 166,000 barrels to the U.S. East Coast exported any asphalt to the U.S. since that time causing a tight Should Venezuela start exporting asphalt, NuStar Energy L.P. has Source of data for graphs: Jan-08 USGC HSVGO Proxy Prices Jan-07 Jan-06 ($ per barrel)** Jan-05 USGC LCO Intermediate Products — Jan-04 Jan-03 USGC Naphtha the EBITDA range previously communicated $0 Jan-02 32

$160 $140 $120 $100 $80 $60 $40 $20 Dec Nov Oct Increasing Product Prices Sep 3-Year Average OPIS Aug ** Source: Jul 2008 ($ per short ton)* Jun May 2007 Apr NJ Asphalt Cement Price Index 2006 Mar Feb Asphalt rack prices are correlated with crude oil prices to the extent that ~80% of the movement in asphalt prices can be attributed to changes in crude oil prices Continue to expect contribution from asphalt business will be in State of New Jersey Dept. of Transportation; Jan Asphalt and intermediate product prices have been increasing significantly although have lagged the rapid run-up in crude oil prices Expect asphalt prices to average around $435 per short ton for the second quarter 2008 Based on current market fundamentals, expect asphalt prices of between $525 and $550 per short ton for the third quarter 2008 Prices for intermediate products continue to strengthen providing valuable contribution to NuStar’s results intermediate products Prices for intermediate products above are shown as proxies only for NuStar’s $600 $500 $400 $300 $200 $100 * Source: Note: China $582-$596 India $587-$632 Italy $450-$480 (Dollar per Short Ton) UK $576-$612 South Africa $437-$583 33 $525-$535 West Africa $615-$645 Current World Asphalt Prices Ontario, Toronto U.S. NYC/NJ $420-$500 France $550-$570 Spain $522-$536 U.S. MidCont/MidWest $420-$570 U.S. Gulf Coast $410-$510 Pricing Week of June 2 through June 6 $340-$525 U.S. West Coast $500-$680 Argus –U.S. Rocky Mountain Source:

Savannah Refinery Savannah & PaulsboroPlant Overviews Dan Statile 34

General Manager – Savannah River Google Maps and marine vessel to a Source: NuStar’s Savannah Asphalt Refinery 35

Center of the Southeast premium asphalt market Only refinery and asphalt producer on the Southeast seaboard 1,000 feet of frontage along Savannah River Later purchased by Amoco CITGO purchased refinery from Amoco in April 1993 Refinery includes two atmospheric towers, a tank farm, a marine dock, a PMA production facility, testing laboratory and processing areas Total storage capacity of 1.2 million barrels Savannah refinery supplies various asphalt grades by truck, rail network of 10 asphalt terminals in the Southeast Located on the U.S. Southeast seaboard, approximately 2.5 miles upstream from downtown Savannah adjacent to the Savannah River Built in 1929 by the Mexican Petroleum Corporation of Georgia and operations began in 1930 Total throughput capacity of 30,000 barrels per day [Graphic Appears Here] Work 1/17/09 Turnaround NuStar’s Savannah Asphalt Refinery Expected cost: ~$1.5 million Expected Between 12/26/08 – Total 9.2 84% Refinery 36

Refinery 4Q 25 2.3 83% Refinery 3Q 30 2.8 Savannah Oil 100% at Savannah 9.2 million barrels 6.8 million barrels 2.4 million barrels at Crude Savannah 28 Savannah Crude Oil & Products Slate 2Q 2.5 ~74% ~4% ~14% ~8% 93% at Yields Boscan (30,000 bpd capacity) Production Runs Product 1Q 18 1.6 60% Annual Crude NuStar’s Savannah refinery runs only Boscan crude oil Asphalt Production Intermediate Products Typical Asphalt Naphtha Marine Diesel Oil Atmospheric Gas Oil Typical Mbpd MM barrels Utilization Typical Crude Runs [Graphic Appears Here] River Delaware NuStar’s Paulsboro Asphalt Refinery 37

Located in the middle of the major U.S. East Coast asphalt demand center right off the Delaware River Largest on-purpose asphalt refinery in the U.S. Primary competitors include Valero Energy and Irving Oil Terminal network stretches from New York to North Carolina Refinery constructed in two phases in 1978 and 1981 CITGO purchased Paulsboro refinery from Seaview Oil Company in 1991 Total throughput capacity of 74,000 barrels per day Refinery consists of two petroleum refining units and a liquid storage terminal for petroleum and chemical products Total storage capacity of 3.4 million barrels Paulsboro refinery supplies various asphalt grades and intermediate products by ship, barge, railcar and tanker trucks to a network of 11 asphalt terminals in the Northeast [Graphic Appears Here] Work Turnaround 1/26/09 NuStar’s Paulsboro Asphalt Refinery Between 1/15/09 – Expected Expected cost: ~$1.5 million 38

Total 18.1 67% Refinery Refinery 4Q 50 4.6 68% ~74% ~4% ~19% ~3% Refinery Boscan Paulsboro 3Q 58 5.4 78% at Paulsboro 13 18.1 million barrels 12.7 million barrels 5.4 million barrels at - Paulsboro Paulsboro Crude Oil & Products Slate BCF ~64% ~2% ~16% ~18% 2Q 58 5.2 at 78% Yields (74,000 bpd capacity) Production Runs Product 1Q 32 2.9 43% Annual Crude NuStar’s Paulsboro refinery runs both BCF-13 and Boscan crude oil Asphalt Production Typical Asphalt Naphtha Marine Diesel Oil Vacuum Gas Oil Typical Mbpd MM barrels Utilization Typical Crude Runs Intermediate Products 39

Extensive Logistics Network No single customer represents more than 8% of strategy of total volume sales Expansive network of 14 complementary third-party leased terminals with total asphalt storage capacity of 1.7 million barrels Allows NuStar to market products farther inland than many of its competitors Provides capability to market to diverse customer base Over 3.9 million barrels of net operational asphalt storage capacity Enables a proven “winter fill” storing production in low-demand winter months for sale during the summer paving season Expected IRR ~65% ~38% ~90% ~137% ~104% ~18% ~57% 1Q09 3Q09 In-Service Dates 1Q09 thru 4Q09 4Q08 thru 4Q09 Paulsboro – Savannah – 3Q09 thru 4Q10 projects: Expected Capex ~19 million ~$10.5 million ~$2.7 million ~2.5 million ~$35 million 40

Near-Term CapitalInvestment Opportunities Total Opportunity Improve flexibility to run alternative crude oils and improve ability to run higher volumes of crude oil at Paulsboro refinery resulting in higher product volumes Improve energy efficiency by implementing projects that reduce usage of natural gas at both Paulsboro and Savannah refineries Increase production of high quality polymer modified asphalt at Savannah and Paulsboro refineries by constructing new storage tanks Increase yield of Marine Diesel Oil and put in capability to produce roofing flux at Paulsboro refinery Project of Near-term, have identified around $35 million of high return, quick pay-back projects at both the Paulsboro and Savannah asphalt refineries PDVSA capital constraints have resulted in “low hanging fruit” Type Improve Crude Oil Flexibility & Rates Energy Efficiency PMA Projects Improve Product Yields cents per gallon to NYMEX Long-Term CapitalInvestment Opportunities 41

Replacement of Venezuelan crude oils with alternative supply at both facilities Realignment of process equipment to maximize rate on current crude oil slate resulting in a 40% increase in production at Paulsboro and 10% increase in production at Savannah Produce roofing flux and fuel oil during the paving off-season Produces Ultra Low Sulfur Diesel (ULSD), which currently sells at a 20 to 25 cent per gallon premium to NYMEX heating oil Opportunities include: Expected capital spending ranges from $30 to $40 million Expect to complete evaluation by first quarter 2009 with completion of projects targeted for first quarter 2010 Marine diesel oil is substantially discounted by around 15 to 40 heating oil due to its high sulfur content Continue to evaluate various options to reduce sulfur level of marine diesel oil by building a grass-roots hydrotreater or by entering a JV with a partner who already has related infrastructure Expected project completion in first quarter 2012 assuming a late 2009 start Longer term, continue to evaluate other opportunities at Paulsboro and Savannah refineries including: Significant modifications to crude units at Paulsboro and Savannah refineries to continue to increase crude oil flexibility and produce products during the paving off-season Intermediate products desulphurization Appendix 42

Experienced Management Team 43

2006. held various positions in He has 20 years of industry Management Bios CEO & President He also serves on the Board of Directors of the Alamo Area all in San Antonio. In addition, Anastasio belongs to various professional organizations 44

President and CEO of NuStar Energy L. P. (NYSE: NS) and NuStar GP Holdings, LLC (NYSE: NSH) Anastasio has been President of NuStar Energy L.P. and its predecessors since December 1999, and he assumed the position of CEO of NuStar GP Holdings, LLC in Prior to becoming President of NuStar GP, LLC in 1999, Anastasio supply, trading, transportation, marketing, development and legal. experience. Curt serves as the Chairman of the National Association of Publicly Traded Partnerships and as a member of the organization’s Executive Committee. In addition to participating in various volunteer activities, Curt serves on the Board of Trustees of the United Way of San Antonio and Bexar County, the San Antonio Medical Foundation and Southwest Research Institute. Council of the Boy Scouts of America, the Economic Development Foundation and the McNay Art Museum – and has lectured and written on legal and business topics. Curt received a Juris Doctorate degree from Harvard Law School in 1981 and a Bachelor of Arts degree, Magna cum Laude, from Cornell University in 1978. After graduation, he practiced law in New York City. Curt Anastasio – • • • • • • In He reporting, accounting, Finance and Management Bios Senior VP, CFO & Treasurer Corporate Finance (1983-90); Vice President of Investor Relations (1991-95); Vice Information Technology (1996); and Vice President – 45

Chief Financial Officer, Senior Vice President and Treasurer of NuStar Energy L.P. this position, he is responsible for corporate finance, external budgeting and forecasting, investor relations, risk management, tax, treasury and credit. Before that, Steve held a variety of positions with UDS in New York, London and San Antonio, including Director, Planning and Development (1980-83); Assistant Treasurer – President – Treasurer (1996-01). Before joining UDS in 1980, Steve worked for two years with National Westminster Bank in New York. Steve received a BA in History from the State of University of New York in 1976. went on to obtain a Master’s in International Affairs, with a specialization in Business, from Columbia University in 1978. Steve Blank – • • • • Management Bios Rick Bluntzer, Senior Vice President of Operations oversees NuStar Energy L.P.’s extensive pipeline, terminal, international and asphalt refining operations. Additionally he oversees NuStar’s engineering, information systems (operations) and procurement organizations. Rick began his career with Valero Refining Company in 1976, serving in various operating and management systems until 1979, when he became a part of Valero’s refinery acquisition team. Rick joined the Valero L.P. organization after the Valero/UDS merger and held various senior operating and management positions, contributing to the success and transition of today’s NuStar organization. 46

Rick Bluntzer, Senior VP Operations • • • Also Primary responsibility project L.P. opportunities for both companies Management Bios refinery acquisitions during this period of growth from 6 to 19 refineries. CITGO’s Corpus Christi refinery from 1991-2000 in various Project Management, Also received MBA from Corpus Christi State University (now Texas A&M Corpus 47

Senior Vice President of Corporate Development for NuStar Energy Joined NuStar in February 2007 with 30 years refinery experience. Valero Energy’s Corporate Development Department from 2000 to 2007. was valuation of supported growth of Valero L.P. during 2002-2006 when M&A were developed in a common department. Worked in Planning & Economics, and Strategic Planning positions. Worked in Kerr-McKee’s Corpus Christi refinery from 1977-1991 in Project Management and Planning & Economics positions. Worked for Exxon in Oil Production from 1971-1973 and Dupont from 1973-1977, engineering assignments with both companies. Graduated from Oklahoma State University in 1971 with BS and MS degrees in Mechanical Engineering. Christi) in 1983 Mike Hoeltzel, Senior VP Corporate Development · • • • • • • Positions Management Bios Midstream and now Asphalt Refining Refining Exploration and Production Assignments included Operations, Maintenance, Planning and Economics, Project 48

26 years experience in oil industry across all segments: 1 year NuStar — 18 years CITGO/Valero - 7 years Exxon — Engineering, Best Technical Practice development and Strategic Sourcing. ranged from staff engineering roles to management, including Refinery Manager at Valero’s Paulsboro Refinery. BS Chemical Engineering in 1982 from Rose Hulman Institute of Technology Mike Pesch, VP Refining Operations • • • • • • states region. Management Bios all asphalt commercial activities involving asphalt sales, purchases, exchanges and 49

Vice President Asphalt Marketing, Supply & Trading of NuStar Energy LP. Responsible for import/export business. Prior to his position at NuStar he was the Vice President of Asphalt Marketing at Valero Energy Corporation for 9 years and launched their national asphalt marketing operations from the U.S. East Coast through the Gulf Coast / Midcontinent regions to the West Coast California markets. Before joining Valero, Mike was Vice President of Asphalt Marketing for CITGO for 6 years managing its East Coast asphalt operations. Mike began his career in 1983 with CITGO Petroleum Corporation and spent 10 years in gasoline wholesale rack marketing responsible for establishing and implementing the unbranded rack sales business in Texas, Florida and southeastern Mike currently serves as a Director on the board of the Asphalt Institute and is a member of the organization’s Executive Committee. He also serves as an Associate Member of the National Asphalt Pavement Association. Received his B.B.A. in Finance from Texas State University in 1981. Mike Stone, VP Asphalt Marketing • • • • • • Savannah Refinery Responsibilities in engineering, RPI University of Tennessee College Park, MDB.S. in Civil Engineering Management Bios Valero Energy Paulsboro Refinery as Maintenance Director, WPI; MS Nuclear Engineering Present NuStar Asphalt Refining, LLC 1996 Corun & Gatch, Inc. University of Maryland – 50

2007 CITGO Asphalt Refining Company 1974 Current role as General Manager of the NuStar Savannah Refinery 5 years at 10 years at CITGO Petroleum’s Lake Charles facility Manager, Process Safety, Safety and Industrial Hygiene Manager, and Manager Reliability and Engineering Support. 8 years at Westinghouse Electric spending — maintenance execution primarily in the Nuclear sector and risk management consulting in the petrochemical and refining sector before moving full time into Refining. BS Mechanical Engineering Graduate Certificate Reliability Engineering Certified Maintenance and Reliability Professional EMT-B, Fire Fighter 2, HAZMAT Tech Worked in the HMA paving industry 42 years (started at age 13). Performed virtually every task in paving construction: laborer, equipment operator, asphalt plant operator, quality control and mix design technician (both Marshall and Superpave), estimator, foreman, superintendent, general manager. 2008 – Asphalt Technical Support Manager Education 1997– Technical Support Manager 1974 – Vice President & General Manager 1971 — Dan Statile, General Manager – • • • • Ron Corun, Manager Asphalt Technical Services • • Employment • • • • Paulsboro the routine Refinery Manager, Management Bios Scheduling & Logistics 51

Manager of Scheduling and Logistics working with San Antonio and Offices to schedule raw and finished materials in and out of refinery by truck, rail and marine transport. Facility Security Officer, FSO, in charge of refinery security, oversight of contracted security personnel and compliance with government regulations. Local HR Representative with United Steel Workers Local handling administration of the contract and participation in contract negotiations 15 years 4 years Supervision/training/process safety management/IT support 5 years SAP implementation/SAP PM & MM process change leader for CARCO’s two refineries and terminal. 6 years Production and material scheduling/security plan development and regulatory compliance/union contract negotiation and contract administration and last 6 months, Asset Leader in the absence of a working with NuStar during transition of the Savannah Refinery Assets. All at the Savannah Refinery 15 Years 12 years Operations 3 years Shift Supervision All at the Savannah Refinery Pat Murphy, Manager – NuStar — • · • CITGO — • • • • AMOCO — • • • Refinery Flowcharts 52

Product Loading Facilities Truck Rail Barge Ship NPDES Outfall Recover Oil to Crude Storage MM Filter Naphtha Storage LGO Storage API Separator Spent Caustic Caustic Scrubber LGO H2O MGO Storage Asphalt Storage Cooling Tower Sour H2O Sour H2O Overhead Accumulator Plant Sewer System 53

Towers Unit #1 Unit #2 Two parallel units operating independently 2 Distillation T1 — T2 -2 Heaters Unit #1 Unit #2 Savannah Refinery F101 — F201 — Steam Boiler Blowdown Crude Storage 2 Boilers with common stack. Note: Only one boiler operates a time Tank Ship CARCO Savannah Refinery Simplified Flow Diagram Caustic Anhydrous Ammonia Natural Gas Fuel Oil (Used only during gas curtailment) Air H2O Storm Water Paulsboro Refinery 54

Crude Oil Supply Agreement 55

Total 60,000 60,000 75,000 75,000 90,000 90,000 90,000 90,000 75,000 75,000 60,000 60,000 75,000 (bpd) the crude oil sales agreement 13 Quantity of — 20,000 20,000 25,000 25,000 30,000 30,000 30,000 30,000 25,000 25,000 20,000 20,000 25,000 BCF (bpd) 56

Quantity of 40,000 40,000 50,000 50,000 60,000 60,000 60,000 60,000 50,000 50,000 40,000 40,000 50,000 Crude Oil Supply Agreement Boscan Commitment by PDVSA to supply NuStar Energy L.P. an annual average of 75,000 bpd of crude oil to run at Paulsboro and Savannah refineries, or around 27,375,000 barrels per year Month January February March April May June July August September October November December Annual Average Pricing of crude oil is based on formulas, which can be found in publicly filed on Form 8-K on March 25, 2008 Glossary of Terms 57

90% of the paving It is produced from It is produced from the In the U.S. approximately 10% of the asphalt is and 3% sulfur. and 5.3% sulfur. is an extra-heavy crude and is primarily used in the High quality, thoroughly controlled mixture of hot asphalt 58

Liquid asphalt is a dark brown to black cementitious material used for its adhesive and waterproofing Asphalt cement that is classified according to the Standard Specification for Performance Graded It can be either unmodified or modified asphalt cement, as long as it Pavements consisting of a surface course of asphalt concrete over supporting courses such as A Venezuelan crude oil of approximately 11.6 degrees API gravity Bachequero-13 is an extra-heavy crude and is typically used in the It can also be blended with lighter crude oils and processed in a sophisticated refinery to produce A class of black or dark-colored (solid, semisolid, or viscous) cementitious substances, natural or A Venezuelan crude oil of approximately 10.6 degrees API gravity Boscan Thermal non–catalytic cracking process that converts low value oils to higher value gasoline, gas oils and used for roofing products; approximately 90% is used for road paving; and other specialty applications account for only a very small fraction Asphalt Binder – cement (~5% by weight) and heated, well-graded aggregate (~95% by weight), mixed at a central plant, trucked to a job site, placed on the pavement with a paver and thoroughly compacted into a uniform dense mass. Bachequero-13 – an area on the eastern shore of Lake Maracaibo. gasoline and distillate products. Bitumen – asphaltites are typical. Boscan – production of asphalt. – marketable coke. Residual fuel oil from vacuum distillation column is typical feedstock. Asphalt – properties and that today is primarily produced by petroleum distillation. Asphalt Binder, AASHTO Designation MP1. complies with the specifications. Asphalt Cement Concrete (ACC)/Hot Mix Asphalt (HMA) – asphalt cement used in the U.S. is used for HMA. Asphalt Pavements – asphalt concrete bases, crushed stone, slag, gravel, Portland Cement Concrete (PCC), brick, or block pavement. production of asphalt. manufactured, composed principally of high molecular weight hydrocarbons, of which asphalts, tars, pitches, and Boscan oil field on the western shore of Lake Maracaibo. Coking When Naphtha on the binder’s mechanical (PG The emulsions are used for a variety of A way of specifying paving grade asphalts for Federal Highway Administration in the early 1990’s. It is based Asphalt cement milled into microscopic particles and dispersed in water The water-based emulsions are easy to handle and use at ambient temperatures. Emulsions may be either the anionic (negative charge) or cationic (positive charge type, depending upon the emulsifying Approximately 10% of the paving asphalt in the U.S. is emulsified. High quality, thoroughly controlled hot mixture of asphalt binder (cement) and well-graded, A distillate product that conforms to a given set of specifications for use in the marine fuels An intermediate or feedstock stream produced from the atmospheric distillation tower in a refinery. typically purchased for use as a feedstock to a Reforming Unit The specifications were developed by the Strategic Highway Research Asphalt binder grade designation used in Superpave. Asphalt cement that has been modified with polymers to improve its physical properties, PMAs meet higher PG grades than non-modified asphalts. 59

Emulsified Asphalt/Asphalt Emulsion (EM) – with an emulsifying chemical. emulsions are used in the field, the water evaporates into the atmosphere leaving the asphalt binder for its intended use. agent. applications including chip seals and other maintenance surface treatments (such as micro-surfacing and slurry seals), dust control, cold mix asphalt, base stabilization, recycling aged asphalt pavements, and tar coats between existing surfaces and new HMA. Hot Mix Asphalt (HMA) – high quality aggregate, which can be compacted into a uniform dense mass. Marine Diesel Oil (MDO) – (bunkering) marketplace. Naphtha – is one of the lightest fractions distilled from crude oil and is which yields high-octane blendstocks for gasoline production. PG/PGAB/Performance Graded Asphalt Binders/SHRP Binders – performance at high and low temperatures. Program (SHRP), a $150,000,000 research project sponsored by the A PG 70-28 specification means that asphalt should withstand rutting at high pavement temperatures of 70 degrees C and thermal cracking at low pavement temperatures of -28 degrees C. Performance Graded – performance at critical temperatures and aging conditions. Polymer Modified Asphalt – especially decreasing temperature susceptibility (resistance to rutting at high temperatures and resistance to cracking at low temperatures) and improving durability (elasticity). 62-22 is usually not modified, PG 76-22 usually is polymer modified, and PG 70-22 may or may not be polymer-modified depending upon the physical characteristics of the base asphalt.) VGO may also be An intermediate or feedstock stream produced from the vacuum distillation tower in a refinery. Vacuum Gas Oil is one of the heavier fractions distilled from crude oil and is typically purchased for use as a feedstock to an FCCU (Fluid Catalytic Cracking Unit) which yields gasoline and diesel intermediate blendstocks. used as a blendstock in the production of heavier low and high sulfur fuel oil products. 60 Vacuum Gas Oil (VGO) –